Fees Summary	Jan. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,149,295.83
Previously Paid Amount	0.00
Total Fee Amount	5,406.52
Total Offset Amount	0.00
Net Fee	$ 5,406.52